Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stanley, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Philip O. Nolan, Chairman, President and Chief Executive Officer of the Company, and Brian J. Clark, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILIP O. NOLAN
Philip O. Nolan
Chairman, President and Chief Executive Officer
August 9, 2007

/s/ BRIAN J. CLARK
Brian J. Clark
Chief Financial Officer and Treasurer
(Principal Financial Officer)
August 9, 2007